UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1.  Reports to Shareholders

MEEHAN FOCUS FUND SEMI-ANNUAL REPORT APRIL 30, 2015

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund	Distributor:
A Series of Meehan Mutual Funds, Inc.	Integrity Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	1 North Main Street
Bethesda, MD 20814	Minot, ND 58703
(866) 884-5968	(800) 933-8413

June 23, 2015

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for the first six months of its 2015 fiscal year through April 30, 2015 was 4.66%; the Fund’s net asset value (“NAV”) at April 30 was $22.29.  The Fund’s returns over this six-month period outperformed the Standard and Poor’s 500 Total Return Index (“S&P 500”) but trailed the NASDAQ Composite Index (“NASDAQ”).  Since inception, the Fund has outperformed both the S&P 500 and the NASDAQ.  The Fund’s results for the first six months of its 2015 fiscal year, for one year, five years, ten years, and from inception are shown below with comparable results for leading market indexes.

	First Six Months of 2015 Fiscal Year November 1, 2014– April 30, 2015	One-Year Return May 1, 2014 – April 30, 2015	Annualized Return Five Years May 1, 2010 – April 30, 2015	Annualized Return Ten Years May 1, 2005 – April 30, 2015	Annualized Return from Inception December 10, 1999 – April 30, 2015
Meehan Focus Fund	4.66%	10.25%	11.55%	7.61%	5.89%
S&P 500 Total Return Index**	4.40%	12.98%	14.32%	8.32%	4.55%
NASDAQ**	6.71%	20.10%	14.95%	9.90%	2.09%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information please call (866) 884-5968.
The Meehan Focus Fund’s total annual operating expenses are 1.01%.***

* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.
** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market.  The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.
*** The total annual operating expenses are current as of the Fund’s most recent prospectus.  More recent operating expense information can be found in the Financial Highlights section of this report.

Market returns over the last six months have been positive, roughly in line with historical averages.  First quarter earnings for the S&P 500, which many expected to decline versus the year ago period, due to the sharp decline in the energy sector and currency headwinds from the strong U.S. dollar, actually eked out a gain.

Much as it did last year, the U.S. economy got off to a slow start in 2015 with GDP posting a small decline in the first quarter blamed variously on harsh winter weather, an extended dock workers strike on the West coast, and a strong dollar.  The anticipated boost to consumer spending from the dramatic decline in oil prices did not fully materialize as consumers chose to save more of the gains produced by the drop in energy prices than most expected.

More recent news has been better but remains mixed.  Retail sales and employment reports disappointed in April but rebounded in May.  The housing sector remains a bright spot as existing and new home sales recently rose to a five- and seven-year highs, respectively.  Overall, these reports suggest to us that our slow growth trajectory will continue absent any unpleasant surprises.

The market remains focused on the U.S. Federal Reserve (“Fed”) as it has for much of the past several years, now searching for insight into when and by how much the Fed will raise interest rates.  In a statement after its June meeting, the Fed noted that employment, housing, and consumer spending were all improving but that it wanted to see further improvement and a pickup in inflation before raising rates for the first time since 2008.  The market viewed this statement, and Fed Chair Yellen’s post-meeting remarks emphasizing that any increases will be gradual, favorably and rallied in response.

Greece made an unwelcome return to the headlines in recent weeks as it faces a June 30 debt payment deadline and seeks to renegotiate the terms of its bailout.  Despite the threat of a Greek default and exit from the euro, business activity in the Eurozone has picked up and we believe growth, though sluggish, is likely to continue.  In addition, the European Central Bank has continued its efforts to spur growth, launching a quantitative easing program of its own in March through which it will purchase over a trillion euros of bonds through September of 2016.

Beyond Europe, central banks in Japan and China have also continued their efforts to support economic growth by maintaining low interest rates and, after a shaky 2014, their economies appear to be stabilizing.

As the still uncertain date of a Fed interest rate increase approaches, we expect volatility to rise in the second half of this year but, all in all, we remain optimistic that stock prices, bolstered by the economic benefits of lower energy prices and low interest rates, will provide positive returns.

The Fund exited three positions over the past six months, all in the oil and gas business, as we trimmed the Fund’s exposure to this struggling sector.  Oil and gas producer Devon Energy Corporation was sold at a solid gain while drilling equipment and services firm National Oilwell Varco Inc., and its recent spinoff, Now Inc., were sold at a small loss.  Proceeds from these sales were redeployed to purchase new holding Chicago Bridge & Iron Company N.V. and to add substantially to several existing holdings including Capital One Financial Corp., Qualcomm, Inc., and Methanex Corporation.

Portfolio Review

The attached Schedule of Investments identifies the stocks the Fund owned and their market values as of April 30, 2015.  The Fund held 34 stocks and approximately 85% of the Fund’s assets were invested in 25 holdings.  The top 10 holdings, which represented nearly 44% of the Fund’s portfolio on April 30, 2015, were as follows:

Company		% of Fund
1.	Lowe’s Companies	5.8
2.	Berkshire Hathaway Inc. -- B	4.5
3.	Apple Inc.	4.5
4.	Microsoft Corp.	4.5
5.	Johnson Controls Inc.	4.5
6.	Express Scripts Holding Co.	4.3
7.	Capital One Financial.	4.1
8.	General Electric Co	3.8
9.	PNC Financial Services Group Inc.	3.8
10.	Sanofi, S.A. – ADR	3.8
		43.6

As of April 30, 2015, nine of the Fund’s top ten holdings showed gains since the Fund purchased them with the one exception being French pharmaceutical company Sanofi, which we discuss in greater detail below.  Despite recent struggles, we believe Sanofi’s strong diabetes franchise, combined with a solid pipeline of new drugs, has it well-positioned to generate positive returns going forward.  The Fund’s largest overall dollar gains are in long-term Fund holdings Berkshire Hathaway, Inc., Lowe’s Companies, Inc. (“Lowe’s”), and Microsoft Corp.

The Fund’s performance over the past six months was boosted by solid gains from Lowe’s, Kohl’s Corporation (“Kohl’s”), and Apple, Inc. (“Apple”). Lowe’s shares moved higher as the housing market continued to improve and efforts to enhance customer service and the overall shopping experience at its stores began to show results.  Shares of Kohl’s rose on increased consumer spending and operational improvements which combined to generate fourth quarter sales growth that exceeded estimates.   Apple’s returns were driven by the fall 2014 iPhone 6 launch as the company sold 74.5 million units in 2014’s fourth quarter and produced revenue of $74.6 billion.

Offsetting these strong performances were subpar returns from Gilead Sciences, Inc. (“Gilead”), Qualcomm, Inc., and American Express Company (“American Express”).  Despite posting solid earnings and revenue growth, Gilead’s shares dropped on concerns about pricing pressure on its breakthrough hepatitis C treatment, particularly after a December deal between Express Scripts Holding Co. and competitor AbbVie, Inc. to sell a competing hepatitis C treatment at a discount to Gilead’s treatment.  We believed the concerns, while legitimate, were overblown and that Gilead, with a proven management team and market leading treatments for hepatitis C, HIV, and other diseases, would recover and the stock has since moved significantly higher.  Qualcomm shares were hurt by consecutive earnings guidance reductions as competition in the wireless chip business intensified.  We expect competition to remain stiff in this segment of Qualcomm’s business, but we believe continued strength in its licensing segment, through which it collects royalties on virtually every smartphone sold, should more than offset these declines at a time when smartphone growth remains strong.  Long-term Fund holding American Express has suffered this year due to the loss of its co-branding relationship with Costco and investor worries about its ability to successfully adapt to a changing electronic transaction marketplace.  Although losing Costco will dent earnings in the short term, we believe that over the long term American Express, with its powerful brand, financial strength, and lucrative closed-loop network, remains well situated to benefit from the growth in electronic transactions.

Brief Discussion of Three of the Fund’s Current Holdings

	Average Cost per Share	April 30, 2015 Market Price per Share	Percent* Increase (Decrease)
Johnson Controls, Inc.	$29.11	$50.38	73.0%
Google Inc.	$246.22	$543.06	120.6%
Sanofi – ADR	$52.00	$50.55	(2.8%)

*Please note that not all securities held by the Fund have posted gains comparable to the three we discuss.

Johnson Controls, Inc.

Price (6/22/2015)	$ 51.80	Forward P/E	13.1
Market Cap ($B)	$ 34.1	Price/Book	3.2
Dividend Yield	1.9%	Price/Sales	0.8
Return on Equity	13.7%

Johnson Controls, Inc. (JCI) is a diversified industrial manufacturer that holds leading market positions in three major business segments: Automotive Interiors, Building Efficiency Systems, and Power Solutions.  The company began in 1885 as the inventor of the first electric room thermostat and today is an innovator in products ranging from advanced hybrid car batteries to fire systems and energy management services.

JCI has long held a dominant market position as a manufacturer of components for automotive interiors, including seating and electronic displays.  JCI’s size and scale have afforded it competitive advantages including being the low cost producer. But in recent years, JCI has moved to diversify away from this highly-cyclical sector and just recently announced that it may seek a buyer for its seating business altogether.

Instead, the company has increasingly focused on its Building Efficiency and Power Solutions segments, where revenue gains have more than outpaced declines in Automotive.  Building Efficiency grew to 33% of sales in 2014 from just 21% in 2005, while generating 80% of segment sales from highly profitable, repeat business.  Power Solutions, which includes both traditional automotive batteries and the patented start-stop battery technology for hybrid vehicles, is a highly profitable segment with strong growth potential.  European auto production is forecasted to increase its use of advanced battery systems to 75% in 2015 from 40% in 2011, while North American adoption should rise to nearly 60% this year from zero in 2011.  As the dominant producer of these batteries, JCI is well-positioned to benefit from these trends.

JCI’s financial position is strong, characterized by solid free cash flow, rising margins, and manageable debt.  Management has also shown itself to be shareholder friendly, committing to paying out 30% of earnings annually and buying back $3.65 billion of its stock by 2016.  The stock is attractively valued at 13.1x forward earnings and pays a growing dividend which currently yields 1.9%.

Google Inc. (GOOG)

Price (6/22/2015)	$ 538.19	Forward P/E	16.6
Market Cap ($B)	$ 367.3	Price/Book	3.4
Dividend Yield	0.0%	Price/Sales	5.5
Return on Equity	14.6%

Google, Inc. is the dominant player in Internet search and online advertising with a commanding 60% market share worldwide.  The company is also a full-service provider of Internet services to consumers, advertisers, and content providers.

Over the last several years, Google has expanded its product offering to include email service Gmail, the Chrome Internet browser, Google Maps and Google Earth, and the mobile Android operating system.  It also has acquired market-leading Internet platforms such as YouTube and DoubleClick. Together, these core assets provide a cohesive, end-to-end experience for consumers and, most importantly, drive Internet advertisers to Google sites.

The online advertising market is still considered to be in the early stages of growth.  As digital ad spending continues to rise, it will increasingly consolidate around companies with broad platforms and unique assets.  Google is such a company.  Its 60% global market share in search eclipses all its competitors, none of which have more than a 10% share.  Among mobile devices (phones and tablets), it is estimated that 90% of mobile searches are performed on Google.  Consumers’ use of Google is now almost habitual, creating a switching cost based on familiarity and not just technology, which should protect Google’s online dominance and fuel growth.

Google’s financial position is as strong as its market presence.  The company generated a record $66 billion of revenues in 2014, an increase of 19% over 2013.  Google also generated $11.4 billion in free cash flow and holds $64 billion in cash and marketable securities.  The company’s long-term debt is just $3.2 billion, and total shareholder equity exceeds $100 billion.

At 16.6x forward earnings, Google stock trades at a discount to the forward earnings of the S&P 500.  We believe the company’s higher than average growth prospects and strong competitive advantages make this stock an attractive long-term growth investment for investors.

Sanofi, S.A. -- ADR

Price (6/22/2015)	$ 51.01	Forward P/E	8.0
Market Cap ($B)	$ 135.6	Price/Book	2.1
Dividend Yield	3.1%	Price/Sales	3.5
Return on Equity	7.8%

Sanofi is the largest pharmaceutical company in continental Europe and the fifth largest in the world.  Backed by a world-class research and development organization, Sanofi has developed leading drugs and vaccines in seven major therapeutic areas, including diabetes, oncology, thrombosis, and cardiovascular disease.

Sanofi’s blockbuster drug Lantus is the largest selling insulin drug in the United States and is at the core of the company’s well-entrenched diabetes franchise.  The drug’s best-in-class status and ability to last throughout an entire day set it apart from other insulin drugs, including the better-known, but now unpatented, Plavix.

Sanofi’s wide line-up of branded drugs and vaccines produces strong earnings and cash flows and, together with its robust pipeline of new drugs, is the source of the company’s wide economic moat, or durable competitive advantage which provides protection from competition.  After an extended period of patent run-offs over the last decade, the company appears to be at an inflection point of new growth as patent losses fade.  We expect steady gains over the next three to five years from launches of the next generation of insulin drugs, as well as growth in vaccines, consumer products, and animal health treatments.

Sanofi’s sales are global and diverse, with emerging markets accounting for 32% of sales, the United States 31%, Western Europe 24%, and Asia/other 13%.  Growth in emerging markets is expected to increase 15% per year through 2016, driven by rising standards of living and increased government spending on healthcare.

Financially, the company is sound.  It enjoys high margins, consistent cash flow, and low debt.  Sanofi has a history of making prudent acquisitions that have generated strong returns and enhanced the company’s competitive position.  Management also has a good track record of returning cash to shareholders through steadily increasing dividends.

Trading at an attractive 8x forward price/earnings ratio and offering a healthy 3.1% dividend yield, Sanofi shares are a good value play in the global pharmaceutical market.

Sources for charts and text: Morningstar, S&P, Argus, Value Line, company reports, Edgemoor Investment Advisors estimates.

Conclusion

We appreciate your confidence in our management of the Fund and look forward to continued success.  You can check the Fund’s NAV online at any time by typing in the Fund’s ticker symbol (MEFOX) into most stock quotation services.  Best wishes for a relaxing and restful summer -- and please do not hesitate to contact us if you have any questions regarding your investment in the Fund.

Sincerely,

Portfolio Managers, Meehan Focus Fund

Past performance is not predictive of future performance.  The above presentation is unaudited.

	Annualized Total Return**
	One year Ending 4/30/15	Five year Ending 4/30/15	Ten Year Ending 4/30/15
Meehan Focus Fund	10.25%	11.55%	7.61%
S&P 500 Total Return Index	12.98%	14.32%	8.32%
NASDAQ Composite Index	20.10%	14.95%	9.90%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

FUND EXPENSES

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period, October 31, 2014 through April 30, 2015.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table (“Hypothetical”) is based on hypothetical account values and expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may use this information to compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value October 31, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period* October 31, 2014 – April 30, 2015
Actual	$1,000.00	$1,040.13	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.06

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2015 (unaudited)	Quantity	Fair Value

COMMON STOCKS (96.9%)

Consumer Discretionary (15.2%)
Johnson Controls, Inc	53,000	$2,670,140
Kohls Corp	30,000	2,149,500
Lowe's Companies Inc	50,000	3,443,000
Tupperware Brands Corp	12,000	802,320
		9,064,960
Consumer Staples (1.6%)
Nestle SA Reg B - ADR	12,500	970,250

Energy (2.5%)
Exxon Mobil Corp	11,353	991,912
Schlumberger Ltd	5,000	473,050
		1,464,962
Financials (21.3%)
Aflac, Inc	16,000	1,008,640
American Express Co	17,000	1,316,650
American Intl Group Inc New	35,000	1,970,150
*Berkshire Hathaway - Class B	19,250	2,718,292
Capital One Financial	30,000	2,425,500
PNC Financial Services Group Inc	25,000	2,293,250
Principal Financial Group	20,000	1,022,400
		12,754,882
Health Care (20.9%)
Anthem Inc	12,000	1,811,160
*Express Scripts Holding Co	30,000	2,592,000
*Gilead Sciences Inc	21,000	2,110,710
Johnson & Johnson	15,000	1,488,000
Novartis AG - ADR	22,000	2,239,600
Sanofi - ADR	45,000	2,274,750
		12,516,220
Industrials (9.8%)
Chicago Bridge & Iron	30,000	1,429,500
General Electric Co	85,000	2,301,800
3M Co	8,000	1,251,120

United Parcel Service Inc - Class B	9,000	904,770
		5,887,190
Information Technology (18.7%)
Apple Inc	21,700	2,715,755
Automatic Data Processing, Inc	11,500	972,210
CDK Global Inc	3,833	183,677
Cisco Systems Inc	50,000	1,441,500
*Google Inc - Class A	1,400	768,278
*Google Inc - Class C	1,400	752,276
Microsoft Corp	55,000	2,675,200
Qualcomm Inc	25,000	1,700,000
		11,208,896
Materials (6.9%)
Compass Minerals International Inc	12,000	1,059,960
*Horsehead Holding Corp	100,000	1,495,000
Methanex Corp	26,090	1,570,879
		4,125,839

TOTAL COMMON STOCKS (COST: $35,053,478)		$57,993,199

SHORT-TERM SECURITIES (3.1%)	Shares
^First Western Bank Collective Asset Fund 0.15% (COST: $1,874,462)	1,874,462	$1,874,462

TOTAL INVESTMENTS (COST: $36,927,940) (100.0%)		$59,867,661
OTHER ASSETS LESS LIABILITIES (0.0%)		5,003

NET ASSETS (100.0%)		$59,872,664

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of April, 30 2015
ADR – American Depository Receipts

Sector Allocation (% of Net Assets) for the Meehan Focus Fund April 30, 2015 (unaudited)

Cash Equivalents and Other, 3.1%
Energy, 2.5%
Consumer Staples, 1.6%
Financial, 21.3%
Materials, 6.9%
Industrials, 9.8%
Consumer Discretionary, 15.2%
Health Care, 20.9%
Information Technology, 18.7%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2015 (unaudited)

ASSETS
Investments in securities, at fair value (cost $36,927,940)(Note 1)	$59,867,661
Accrued dividends receivable	58,887
Accrued interest receivable	218
Total assets	$59,926,766

LIABILITIES
Due to advisor (Note 5)	$49,320
Foreign tax withholding payable	4,782
Total liabilities	$54,102

NET ASSETS	$59,872,664

NET ASSETS ARE REPRESENTED BY:
Common stock (100,000,000 shares of $.0001 par value authorized)	$269
Additional capital paid-in	36,617,295
Accumulated net realized gain (loss) on investments	157,448
Accumulated undistributed net investment income	157,931
Unrealized appreciation (depreciation) on investments	22,939,721

NET ASSETS	$59,872,664

Shares outstanding	2,686,313

Net asset value per share*	$22.29

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2015 (unaudited)

INVESTMENT INCOME
Interest	$1,129
Dividends (net of foreign withholding taxes of $15,608)	515,689
Total investment income	$516,818

EXPENSES
Investment advisory fees (Note 5)	$232,392
Service fees (Note 5)	58,098
Total expenses	$290,490

NET INVESTMENT INCOME (LOSS)	$226,328

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$157,448
Net change in unrealized appreciation (depreciation) of investments	2,291,875
Net realized and unrealized gain (loss) on investments	$2,449,323

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,675,651

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	4/30/15*	10/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$226,328	$489,790
Net realized gain (loss) from investment transactions	157,448	2,510,462
Net change in unrealized appreciation (depreciation) on investments	2,291,875	2,442,422
Net increase (decrease) in net assets resulting from operations	$2,675,651	$5,442,674

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(108,077)	$(489,816)
Capital gains	(251,047)	(2,379,843)
Total distributions	$(359,124)	$(2,869,659)

CAPITAL SHARE TRANSACTIONS (Note 3)
Proceeds from sale of shares	$1,398,440	$3,226,675
Proceeds from reinvested dividends	357,938	2,864,181
Cost of shares redeemed	(1,378,860)	(2,491,020)
Net increase (decrease) in net assets resulting from capital share transactions	$377,518	$3,599,836

TOTAL INCREASE (DECREASE) IN NET ASSETS	$2,694,045	$6,172,851
NET ASSETS, BEGINNING OF PERIOD	$57,178,619	$51,005,768
NET ASSETS, END OF PERIOD	$59,872,664	$57,178,619

Accumulated undistributed net investment income	$157,931	$39,681

*Unaudited.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/15#	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$21.43	$20.42	$16.41	$15.51	$14.86	$13.28

Income (loss) from investment operations:
Net investment income (loss)	$0.08	$0.18	$0.21	$0.23	$0.17	$0.11
Net realized and unrealized gain (loss) on investments	0.91	1.96	4.52	1.39	0.82	1.58
Total from investment operations	$0.99	$2.14	$4.73	$1.62	$0.99	$1.69

Less Distributions:
Dividends from net realized gains	$(0.04)	$(0.19)	$(0.22)	$(0.23)	$(0.14)	$(0.11)
Distributions from net investment income	(0.09)	(0.94)	(0.50)	(0.49)	(0.20)	0.00
Total distributions	$(0.13)	$(1.13)	$(0.72)	$(0.72)	$(0.34)	$(0.11)

NET ASSET VALUE, END OF PERIOD	$22.29	$21.43	$20.42	$16.41	$15.51	$14.86

Total Return*	4.66%^	10.50%	29.01%	10.47%	6.78%	12.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$59,873	$57,179	$51,006	$40,401	$37,461	$35,002
Ratio of expenses to average net assets**	1.00%+	1.00%	1.00%	1.01%	1.15%	1.15%
Ratio of net investment income to average net assets	0.78%+	0.89%	1.17%	1.39%	1.08%	0.78%
Portfolio turnover rate	7.79%	22.86%	16.76%	23.26%	18.47%	21.27%

+ Annualized.
^ Not annualized.
# Unaudited.

*Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

** This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2015 (unaudited)

1.            ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and exchange traded funds listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Fund’s Board of Directors (“Board”).  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the year ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2011.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2015 (unaudited)

1.            ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-dividend date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.            FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2015 (unaudited)

2.            FAIR VALUE MEASUREMENTS – (continued)

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2015.

	Level 1	Level 2	Level 3	Total
Common Stocks*	$57,993,199	$0	$0	$57,993,199
Short-Term Securities	1,874,462	0	0	1,874,462
Total	$59,867,661	$0	$0	$59,867,661
* See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the six month ended April 30, 2015. The Fund did not hold any derivative instruments at any time during the six months ended April 30, 2015. There were no transfers into or out of Level 1 or Level 2 during the six months ended April 30, 2015. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3.            CAPITAL SHARE TRANSACTIONS

Transactions in shares were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Sold	64,564	151,882
Reinvestments	16,602	133,675
Redeemed	(63,107)	(114,637)
Net Increase	18,059	170,920

4.            INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended April 30, 2015, were as follows:

Purchases	$4,476,102
Sales	$4,438,617

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2015 (unaudited)

5.            ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2015, the Advisor received fees of $232,392.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.20% as applied to the Fund’s average daily net assets. For the six months ended April 30, 2015, the Advisor received fees of $58,098.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC (“Services”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, and registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, other professional fees, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund currently has no intention of implementing the plan during the year through October 31, 2015.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2015 (unaudited)

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

At April 30, 2015 unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation	$23,304,748
Depreciation	(365,027)
Net appreciation (depreciation) on investments	$22,939,721

At April 30, 2015 the cost of investments for federal income tax purposes was $36,927,940.

The tax character of distributions paid during the year ended October 31, 2014 and the year ended October 31, 2013 were as follows:

	2014	2013
Distributions from ordinary income	$489,816	$525,980
Distributions from capital gains	$2,379,843	$1,206,026

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$39,681
Undistributed capital gains	251,046
Unrealized appreciation (depreciation) of securities	20,647,846
$20,938,573

7.            FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8.            NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2015 (unaudited)

9.            NEW ACCOUNTING PRONOUNCEMENTS
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 related to the disclosure about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact, if any, this amendment may have on the Fund’s financial statements.

RENEWAL OF THE ADVISORY AGREEMENT

The Board of Directors (“Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the “Fund”), and Edgemoor Investment Advisors, Inc. (the “Adviser”) at a meeting held on December 5, 2014.  As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Adviser seeking certain relevant information.  The Adviser’s responses were provided to the Directors for their review prior to their meeting.  The Board was provided with the opportunity to request any additional materials.  In addition to the information provided specifically in connection with the annual review process, the Board also took into account information provided throughout the year at regular Board meetings.  Provided below is a summary of certain of the factors the Board considered at the December meeting concerning the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided.  The Board reviewed the scope of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Adviser to the Fund.  The Board considered the Adviser’s representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it currently provides to the Fund.  The Board also considered the Adviser’s ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer are provided on a periodic basis to the Board.  The Board noted the Adviser’s commitment to the Fund through substantial personal investments by the executive officers of the Adviser in the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were appropriate.

Performance of the Fund and Fund Expenses.  The Board considered the investment performance of the Fund compared to its benchmark index for the one-year, three-year, five-year and since inception periods ended October 31, 2014.  The Board noted that although the Fund trailed its benchmark index over the one-, three- and five-year periods, it has outperformed the index for the since inception period.  The Board also noted that although Morningstar statistics show the Fund trailed its “Large Cap Blend” category over the one-, three-, five- and ten-year periods, longer-term performance results only slightly trail the Morningstar category.  The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Adviser.  For the twelve-month period from November 1, 2013 through October 31, 2014, the Fund trailed this composite.  In this connection, the Board considered the Adviser’s explanation that, while similar, the separately managed accounts that comprise the composite account are not identical to the Fund due to various reasons, including differing portfolio composition in connection with certain client needs for the separately managed accounts.

The Board considered the current expenses of the Fund, including the advisory fee rate to be paid to the Adviser, and a comparison of the Fund’s expense ratio relative to selected funds provided by the Adviser.  The Board noted that the Fund’s advisory fee rate and net annual operating expense ratio are each lower than the average advisory fee rate and expense ratio, respectively, charged by comparable funds.

Costs of Services Provided to the Fund and Profits Realized.  The Board considered the fees paid to the Adviser, including any fee waivers or expense reimbursement.  The Board noted that the Adviser earned a profit under the Agreement.  However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Adviser under a separate services agreement.  In addition, the Board considered the Adviser’s explanation that after reducing those same fees by 5 basis points effective December 1, 2011, the Adviser expects it will take a number of years before the Fund grows sufficiently large that the current fee charged will cover the actual expenses of providing these other services.  In this connection, the Board noted that the Adviser continues to provide services at a reasonable cost to investors, and to manage the Fund’s assets and provide a compliance program for the Fund.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Adviser under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered the Fund’s ability to achieve economies of scale.  In this regard, the Board considered the Adviser’s expectation that it does not anticipate that Fund assets will grow to a point that will allow the Adviser to reduce the Fund’s operating expenses.  Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a further reduction in fee rates or the addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously approved the Agreement.

MEEHAN FOCUS FUND

Notice to Shareholders
April 30, 2015 (unaudited)

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2014 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of June 29, 2015

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)  Not applicable to semi-annual reports.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as Exhibit 99.CERT.

(a)(3)  Not applicable to the registrant.

(b)                The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date:	July 2, 2015

/s/ Thomas P. Meehan
Thomas P. Meehan Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.
Date:	July 2, 2015

/s/ Thomas P. Meehan
Thomas P. Meehan Principal Executive Officer

Date:	July 2, 2015

/s/ Paul P. Meehan
Paul P. Meehan Principal Financial Officer